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Exhibit 99.2

        FOR USE BY DTC PARTICIPANTS ONLY

REMINGTON ARMS COMPANY, INC.

Consent Letter

to Proposed Amendments to the Indenture for its

10 1/2% Senior Notes due 2011

(CUSIP No. 759576AE1)

PURSUANT TO THE CONSENT SOLICITATION STATEMENT DATED MAY 1, 2007

PLEASE READ AND FOLLOW THESE INSTRUCTIONS CAREFULLY. COMPLETE, DULY EXECUTE AND RETURN THIS CONSENT LETTER PROMPTLY TO THE INFORMATION AGENT. THE CONSENT LETTER MUST BE RECEIVED BY THE INFORMATION AGENT NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, MAY 14, 2007 (AS THE SAME MAY BE EXTENDED, THE "EARLY CONSENT DATE") IN ORDER FOR THE EARLY CONSENT FEE (WHICH IS HIGHER THAN THE LATE CONSENT FEE) TO APPLY. CONSENT LETTERS RECEIVED BY THE INFORMATION AGENT AFTER 5.00 P.M., NEW YORK TIME, ON MONDAY, MAY 21, 2007 (AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE") WILL NOT BE VALID. NO CONSENT CAN BE GIVEN EFFECT UNLESS THIS CONSENT LETTER IS PROPERLY COMPLETED, DULY EXECUTED AND DELIVERED TO THE INFORMATION AGENT BY FAX (CONFIRMED BY PHYSICAL DELIVERY), HAND, MAIL OR OVERNIGHT COURIER AT THE ADDRESS BELOW. CONSENTS MAY BE REVOKED IN ACCORDANCE WITH THE PROVISIONS OF THE CONSENT SOLICITATION STATEMENT REFERRED TO BELOW. PLEASE NOTE THAT DELIVERY OF A CONSENT BY FAX MUST BE FOLLOWED BY DELIVERY OF THIS DOCUMENT IN ORIGINAL TO THE INFORMATION AGENT.

        This Consent Letter may not be used for any purpose other than to deliver a Consent as set forth in the Consent Solicitation Statement dated May 1, 2007, as the same may be amended or supplemented from time to time (the "Consent Solicitation Statement"). Beneficial owners should not use this Consent Letter to direct the delivery of Consents.

        All terms used but not defined herein shall have the meanings ascribed to them in the Consent Solicitation Statement.

        This Consent Letter is governed by, and shall be construed in accordance with, New York law. Any capitalized terms not defined herein shall have the same meaning as in the Consent Solicitation Statement.

        Please complete, duly execute and deliver this Consent Letter by fax (confirmed by physical delivery), hand, mail or overnight courier to the Information Agent, D.F. King & Co., Inc., at the following address:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Attention: Elton Bagley

By facsimile transmission: (212) 809-8838

Confirmation: Elton Bagley
Telephone: (212) 493-6996

        Please note that delivery by fax must be followed by delivery of this document in original to the above address.

I.    CONSENT AND AMOUNT OF NOTES

        The undersigned certifies that, in accordance with the terms and conditions of this Consent Letter and the Consent Solicitation Statement, it has been duly authorized by the beneficial owners of the aggregate principal amount of Notes specified below to deliver a Consent for and in the name and on behalf of such beneficial owners with respect to the principal amount of the Notes indicated herein.

        Only participants set forth in the position listing of Depository Trust Company ("DTC") as of the Record Date and for whom DTC held Notes (such participants, the "Holders") may execute Consents and, unless validly revoked by the relevant Holder at any time prior to the execution of the Supplemental Indenture, in the manner described herein and in the Consent Solicitation Statement, such Consents will be binding on all subsequent transferees of the Notes with respect to which such Consents were given. If the Record Date is changed, only Holders as of the revised Record Date will be entitled to execute Consents.

        Consents that are properly completed, duly executed and delivered may be revoked in accordance with the provisions of the Consent Solicitation Statement.

        Indicate below the aggregate principal amount of Notes for which you have received instructions regarding the delivery of Consent.

DESCRIPTION OF NOTES AS TO WHICH CONSENTS ARE GIVEN

Name and address of the Holder (the DTC Participant) and the Holder's DTC Account Number in which Notes are Held	Aggregate Principal Amount of Notes	Principal Amount With Respect to Which Consents are Given*

Total: Principal Amount Consenting $

*	Unless otherwise indicated in the column labeled "Principal Amount With Respect to Which Consents Are Given", the Holder will be deemed to have consented in respect of the entire aggregate principal amount indicated in the column labeled "Aggregate Principal Amount of Notes". All principal amounts must be in multiples of $1,000.

        THE UNDERSIGNED AUTHORIZES THE INFORMATION AGENT TO DELIVER THIS CONSENT LETTER TO THE COMPANY AS EVIDENCE OF THE UNDERSIGNED'S CONSENT WITH RESPECT TO THE PRINCIPAL AMOUNT OF NOTES COVERED BY THIS CONSENT.

II.    CONFIRMATION OF DELIVERY OF CONSENT SOLICITATION STATEMENT

        By signing this Consent Letter, the undersigned certifies that each beneficial owner who has authorized the delivery of a Consent has been provided with a copy of the Consent Solicitation Statement.

III.    CONSENT FEE INSTRUCTIONS

        Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, the Company agrees to make a one-time payment (the "Consent Fee") to each Holder who timely delivers to the Information Agent a valid and effective Consent that is not subsequently validly revoked and that is accepted by the Company. If the Consent Solicitation is not terminated, and if the Required Consents with regard to the Notes have been received (and not revoked) by 5:00 p.m., New York City time, on May 14, 2007, unless extended (such date and time, as the same may be extended, the "Early Consent Date"), the Company will pay each Holder who has delivered (and not revoked) a valid Consent on or prior to the Early Consent Date a Consent Fee (the "Early Consent Fee") equal to 5.00 per $1,000 principal amount of Notes in respect of which such Consent has been delivered. If the Consent Solicitation is not terminated, and if the Required Consents with regard to the Notes have been received (and not revoked) by the Early Consent Date, each Holder who has delivered a valid Consent after the Early Consent Date but on or prior to 5:00 p.m., New York City time, on May 21, 2007, unless extended (such date and time, as the same may be extended, the "Expiration Date") will be entitled to receive a Consent Fee (the "Late Consent Fee") equal to $2.50 per $1,000 principal amount of Notes in respect of which such Consent has been delivered. Payment of the Early Consent Fee and the Late Consent Fee will be made promptly following the Company giving notice to the Information Agent and the Trustee that each of the conditions set forth herein, including the closing of the Transaction, has been satisfied or waived (the "Notice Date"). Holders whose Consents are not received by the Information Agent on or prior to the Expiration Date will NOT be entitled to either the Early Consent Fee or the Late Consent Fee. The method of delivery of all documents, including fully executed Consent Letters, is at the election and risk of the Holder.

        In order for a Consent to be valid and effective, (a) the Consent Letter must be properly completed, executed and received by the Information Agent on or prior to the Expiration Date and (b) the Consent must not thereafter be validly revoked as provided herein and in the Consent Solicitation Statement. The Company's obligation to accept the Consents and to pay the Consent Fee for Consents validly delivered and not validly revoked is conditioned on:

  •
  there being validly delivered and not validly revoked prior to the Early Consent Date the Required Consents;

  •
  the prior or concurrent execution and delivery of the Supplemental Indenture;

  •
  the closing of the Transaction; and

  •
  the absence of any law or regulation which would, and the absence of any pending or threatened injunction or other proceeding which (if adversely determined) would, make unlawful or invalid or enjoin the implementation of the Proposed Amendments or the payment of the Consent Fee, or that would, in the Company's sole judgment, question the legality or validity thereof.

        The Company may, in its sole discretion, waive any of the Conditions, in whole or in part, at any time and from time to time. No Consent Fee will be paid if any of the Conditions are not satisfied (or waived) for any reason.

        Subject to applicable law, the Company may, in its sole discretion and regardless of whether any of the Conditions have been satisfied, at any time prior to the Expiration Date, terminate or amend the

Consent Solicitation for any reason. In the event that the Consent Solicitation is terminated, no Consent Fee will be paid with respect to the Consent Solicitation.

        The Consent Fee may be paid by check or by wire transfer. Please indicate on the next page to whom the Consent Fee should be paid. Unless otherwise indicated herein under "Special Payment Instructions", the undersigned hereby requests that any checks for payment of the Consent Fee to be made in connection with the Consent Solicitation be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions", the undersigned hereby requests that any checks for payment of the Consent Fee to be made in connection with the Consent Solicitation be delivered to the undersigned at the address shown above. In the event that the "Special Payment Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any checks for payment of the Consent Fee to be made in connection with the Consent Solicitation be issued in the name(s) of, and be delivered to, the person(s) at the address so indicated, as applicable.

        For check:

  SPECIAL PAYMENT INSTRUCTIONS

  To be completed ONLY if the check for the Consent Fee is to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) within this Consent Letter.

  Issue Check to:

Name:	(Please Print)
Address:

(Include Zip Code)
(Taxpayer Identification Number(s)* of Payee(s))

  SPECIAL DELIVERY INSTRUCTIONS

  To be completed ONLY if the check for the Consent Fee is to be sent to someone other than the person(s) whose signature(s) appear(s) within this Consent Letter, or to such person(s) at (an) address(es) other than that shown in the box entitled "Description of Notes as to which Consents are Given" within this Consent Letter.

  Mail Check to:

Name:	(Please Print)
Address
(Include Zip Code)

*
Please also complete the enclosed substitute Form W-9

        For wire transfer:

WIRE TRANSFER INSTRUCTIONS

(Please Print)

Bank Name:
City, State:
ABA #:
Account Name:
Checking A/C #:
f/f/c #:
Re:

IV.    ADDITIONAL INFORMATION AND SIGNATURE

        By signing this Consent Letter, the undersigned hereby certifies that it is a DTC Participant that, as of the Record Date, held a position in the aggregate principal amount of Notes set forth in Section I and that it has full power and authority to deliver a Consent with respect to such Notes in connection with the Consent Solicitation. The undersigned also acknowledges that it has received a copy of the Consent Solicitation Statement and that the Consent Solicitation is subject to all the terms and conditions set forth in the Consent Solicitation Statement.

Name of DTC Participant: (Print or Type)
Federal Tax I.D. No.: (Optional)
Address: (Street)

City, State and Zip Code:
Country:
Telephone Number (including area code):
DTC Account Number:
Transaction Code Number(s):
Date Completed:
Signature:	(affix Medallion seal here)
Title: (if appropriate)

INSTRUCTIONS FOR HOLDERS FORMING PART OF THE TERMS AND CONDITIONS OF THIS CONSENT

        1.    Expiration Date.    The term "Expiration Date" with respect to the Consent Solicitation means 5:00 p.m., New York City time, on Monday, May 21, 2007, unless otherwise extended by the Company, in which event the term "Expiration Date" means the latest time and date to which the Consent Solicitation is so extended. In the event the Company determines to extend the Early Consent Date or the Expiration Date, or otherwise amend or terminate the Consent Solicitation, the Company will notify the Solicitation Agent and the Information Agent in writing or orally (promptly confirmed in writing) of any such extension, amendment or termination and will promptly make a public announcement thereof, which, in the case of an extension, will be not later than 9:00 a.m., New York City time, on the first business day following the previously scheduled Early Consent Date or Expiration Date, as the case may be. The Company may extend the Consent Solicitation on a daily basis or for such specified period of time as determined in its sole discretion. Failure by any Holder or beneficial owner of the Notes to learn of such public announcement will not affect the extension of the Consent Solicitation. Without limiting the manner in which the Company may choose to make any public announcements, the Company will have no obligation to publish, advertise or otherwise communicate any such public announcement other than by issuing a press release to any appropriate news agency.

        2.    Delivery of this Consent Letter.    A properly completed and duly executed copy of this Consent Letter and any other documents required by this Consent Letter must be received by the Information Agent at its address or facsimile number (followed by physical delivery) set forth on the cover hereof prior to the Expiration Date. This Consent Letter may only be executed by DTC Participants. Any beneficial owner of Notes who holds its Notes through a DTC Participant must arrange for such DTC Participant to execute and deliver the Consent on behalf of such beneficial owner. A Consent by a Holder is a continuing consent notwithstanding that the registered ownership of a Note has been transferred. The method of delivery of Consents and all other required documents to the Information Agent is at the election of the consenting Holder, and the delivery will be deemed made only when actually received by the Information Agent. In all cases, sufficient time should be allowed to assure timely delivery. NO CONSENT LETTER SHOULD BE SENT TO ANY PERSON OTHER THAN THE INFORMATION AGENT. HOLDERS SHOULD NOT TENDER OR DELIVER NOTES AT ANY TIME.

        3.    Consent Fee    Provided the Company executes the Supplemental Indenture and the Consent Solicitation is not terminated, each Holder who has delivered (and not revoked) a valid Consent by the Early Consent Date will receive a cash payment equal to $5.00 per $1,000 principal amount of Notes in respect of which such Consent has been delivered. If the Consent Solicitation is not terminated, and if the Required Consents with regard to the Notes have been received (and not revoked) by the Early Consent Date, each Holder who has delivered a valid Consent after the Early Consent Date but on or prior to the Expiration Date will be entitled to receive a cash payment equal to $2.50 per $1,000 principal amount of Notes in respect of which such Consent has been delivered. Holders who do not provide their Consent prior to the Expiration Date will not receive a Consent Fee. Payment of the Consent Fee will be made promptly following the Notice Date.

        4.    Questions Regarding Validity, Form, Legality, etc.    All questions as to the validity, form and eligibility (including time of receipt) regarding the Consent Solicitation procedures will be determined by the Company in its sole discretion, which determination will be conclusive and binding. The Company reserves the right to reject any or all Consent Letters or revocations thereof that are not in proper form or the acceptance of which could, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any defects or irregularities in connection with deliveries of particular Consent Letters or revocations thereof. Unless waived, any defects or irregularities in connection with deliveries of Consent Letters or revocations thereof must be cured within such time as the Company determines. None of the Company or any of its affiliates, the Solicitation Agent, the Information Agent, or any other person shall be under any duty to give any notification of any such defects or irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Letters or revocations thereof will not be deemed to have been made until any defects or irregularities therein have been cured or waived. The Company's interpretations of the terms and conditions of the Consent Solicitation shall be conclusive and binding.

        5.    Persons Entitled to Deliver Consents.    Only those persons who are DTC Participants may execute and deliver a Consent Letter. DTC is the de facto holder of the Notes, but DTC has authorized certain DTC Participants to deliver a Consent. In order to cause Consents to be delivered with respect to Notes held through DTC, such DTC Participants must follow the delivery instructions set forth in Instruction 2 above. A beneficial owner of Notes held through a DTC Participant must complete and sign an Instruction Letter and deliver it to such DTC Participant in order to authorize the delivery of a Consent with respect to such Notes.

        6.    Signatures on this Consent Letter.    The signature of the Holder signing this Consent Letter must correspond with the name of the Holder as set forth in DTC's position listing without alteration, enlargement or any change whatsoever. If a Note with respect to which this Consent is given was held of record on the Record Date by two or more joint Holders, all such Holders must sign this Consent Letter. If this Consent Letter is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate such fact when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Consent Letter.

        7.    Signature Guarantees.    Signatures on a Consent Letter must be guaranteed by a recognized participant in the Securities Transfer Agent Medallion Program unless such Consent Letter is delivered by (a) the Holder as of the Record Date of the applicable Notes and that Holder has not completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" in the Consent Letter, or (b) by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office in the United States. If the Holder is a person other than the signer of this Consent Letter, see Instruction 6.

        8.    Revocation of Consent.    Any Holder who has given Consent may revoke such Consent by delivering written notice of revocation to the Information Agent at any time prior to the date that the Supplemental Indenture is executed. In addition, a notice of revocation shall also be valid if provided to the Trustee on or prior to such date. Any such notice of revocation, to be effective, must be signed by the same Holder and in the same manner as the original Consent Letter. Any revocation will apply to all Notes held by the Holder providing the revocation notice as to which a Consent Letter was previously delivered, unless a lesser portion of such Notes as to which a Consent Letter was previously delivered is expressly indicated in such notice of revocation. Holders who revoke their Consents will not be eligible to receive the Consent Fee as to the portion of Notes for which a Consent was revoked. Holders who deliver their Consents after the date the Supplemental Indenture is executed may not revoke their Consents.

        A valid revocation of a Consent by a Holder may be rescinded only by the execution and delivery of a new and valid Consent by the Holder, in accordance with the requirements and procedures set forth herein and in the Consent Solicitation Statement.

        All questions as to the validity of notices of revocation will be determined by the Company, whose determination will be final and binding. None of the Company, the Solicitation Agent, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of revocation or incur any liability for failure to give any such notification.

        9.    Waiver of Conditions; Amendment.    The Company reserves the absolute right to amend, waive or modify the terms of the Consent Solicitation, as more fully described in the Consent Solicitation Statement.

IMPORTANT INFORMATION REGARDING FEDERAL INCOME TAX BACKUP WITHHOLDING

        The discussion of federal income tax backup withholding set forth below is included for general information only. Each Holder is urged to consult such Holder's tax advisor to determine the particular federal income tax backup withholding consequences to such Holder of the Consent Solicitation and receipt of the Consent Fee. The discussion does not consider the effect of any applicable foreign, state, local, or other tax withholding laws. Foreign persons should consult their tax advisors regarding applicable federal tax withholding requirements. The discussion (i) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer and (ii) was written to support the promotion or marketing of the Consent Solicitation.

Substitute Form W-9

        Under the federal income tax laws, the Trustee may be required to withhold 28% of the amount of any payment made to certain Holders pursuant to the Consent Solicitation. In order to avoid such backup withholding, each Holder that is a U.S. person for U.S. federal income tax purposes must provide the Trustee with such Holder's correct Taxpayer Identification Number ("TIN") by completing and returning the Substitute Form W-9 included herein. In general, if such Holder is an individual, the TIN is the Social Security number of such individual. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain U.S. persons (including, among others, most corporations) are not subject to these backup withholding and reporting requirements. These Holders should enter the correct TIN in Part I of the Substitute Form W-9, check the "Exempt from Backup Withholding" box in Part III of the Substitute Form W-9, sign under the certification and date the form.

Consequences of Failure to File Substitute Form W-9

        Failure to complete the Substitute Form W-9 may require the Company to withhold 28% of the amount of any payments made pursuant to the Consent Solicitation. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Holder may claim a refund from the Internal Revenue Service.

TO BE COMPLETED BY ALL HOLDERS WHO ARE U.S. PERSONS (INCLUDING U.S. RESIDENT ALIENS)

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service
	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. Please see the attached "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more information.	Social Security Number or Employer Identification Number

Name (Please Print)
Address
City	State	ZIP Code

Certification	Part II—Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been advised by the IRS that such backup withholding has been terminated.

Exemption	Part III—Exempt from backup withholding ☐

Signature	Date	, 2007

FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CONSIDERATION PAID TO YOU PURSUANT TO THE CONSENT SOLICITATION

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE TO THE EXCHANGE AGENT. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to provide.

For this type of account:			Give the SOCIAL SECURITY number of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single member LLC		The owner(3)
For this type of account:		Give the EMPLOYER IDENTIFICATION number of:
6.	A valid trust, estate or pension trust	The legal entity (do not furnish the tax identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)
7.	Corporate	The corporation
8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
9.	Partnership or multi-member LLC	The partnership or LLC
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate or pension trust.

Note:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9

        Obtaining a Number.    If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www.irs.gov.

        Name.    If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

        Limited liability company (LLC).    If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

        Other entities.    Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

        Exempt from backup withholding.    If you are exempt, enter your name as described above, then check the "Exempt from backup withholding" box in Part 3, enter your TIN and sign and date the form. See "Payees Exempt from Backup Withholding" below. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you are a non-resident alien or a foreign entity, you generally cannot submit a Form W-9 or Substitute Form W-9. Consult your tax advisor for further information.

        Payees Exempt from Backup Withholding.    Payees generally exempt from backup withholding include the following:

  •
  A corporation.

  •
  An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

  •
  The United States or any agency or instrumentality thereof.

  •
  A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  •
  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  •
  An international organization or any agency, or instrumentality thereof.

  •
  A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

  •
  A foreign central bank of issue.

        Privacy Act Notice.    Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

  Penalties

        (1)   Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2)   Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

        (3)   Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        (4)   Misuse of Taxpayer Identification Numbers.—If the payer discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT
OR THE INTERNAL REVENUE SERVICE

Please deliver your properly completed and duly executed Consent Letter to the Information Agent.

The Information Agent for the Consent Solicitation is:

48 Wall Street, 22nd Floor
New York, New York 10005

Banks and Brokers Call Collect:
(212) 269-5550
All Others, Call Toll-Free:
(800) 431-9633

Requests for assistance or additional copies of the Consent Solicitation Statement, this Consent Letter and the Instruction Letter may be directed to the Information Agent.

Any questions regarding the terms of the Consent Solicitation may be directed to the Solicitation Agent.

The Solicitation Agent for the Consent Solicitation is:

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue
New York, New York 10010-3629
Attention: Liability Management

QuickLinks

IMPORTANT INFORMATION REGARDING FEDERAL INCOME TAX BACKUP WITHHOLDING
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9